Exhibit 99.1

Clearwater Analytics Update

Silicon Valley Bank Receivership Has Non-Material Impact

BOISE, Idaho — March 13, 2023 — Clearwater Analytics Holdings, Inc. (“Clearwater Analytics” or the “Company”) (NYSE: CWAN), a leading provider of SaaS-based investment accounting, reporting, and analytics solutions, is aware that Silicon Valley Bank (“SVB”) has been placed into receivership by U.S. banking regulators. The Company does not hold any deposits at SVB or have any other direct investments at SVB and we do not expect the SVB closure to have any effect on our liquidity or treasury operations.

An affiliate of SVB is a client of the Company that represented less than 1.5% of annualized recurring revenue (“ARR”) of the Company as of December 31, 2022. The client was current in its payments; therefore, the client’s receivable balance is de minimis. Our services to the entity entailed providing reports to the entity’s end-clients of their investments held at a third-party custodian. We do not have an indication that this entity is also in receivership, and so the entity may continue as a client. Moreover, if the entity ceases to be a client, end-clients of the entity may continue to use our services directly or via another asset manager.

Based on the foregoing, the Company does not believe it has any material exposure to SVB receivership.

Use of Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning the Company’s possible or assumed future results of operations, business strategies, technology developments, financing and investment plans, dividend policy, competitive position, industry, economic and regulatory environment, potential growth opportunities and the effects of competition. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms, but are not the exclusive means of identifying such statements.

Forward-looking statements involve known and unknown risks, uncertainties, and other factors, many of which are beyond Clearwater Analytics’ control, that may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties may cause actual results to differ materially from Clearwater Analytics’ current expectations and include, but are not limited to, risks related to exposure to affiliates of SVB, uncertainty with respect to the liquidity and solvency of other financial institutions, and counterparty risk with other companies with which the Company does business, including the Company’s customers and financing sources, as well as other risks and uncertainties detailed in

Clearwater Analytics’ periodic public filings with the SEC, including but not limited to those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed on March 3, 2023, and in other periodic reports filed by Clearwater Analytics with the SEC. These filings are available at www.sec.gov and on Clearwater Analytics’ website.

Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent management’s beliefs and assumptions only as of the date of this press release and should not be relied upon as representing Clearwater Analytics’ expectations or beliefs as of any date subsequent to the time they are made. Clearwater Analytics does not undertake to and specifically declines any obligation to update any forward-looking statements that may be made from time to time by or on behalf of Clearwater Analytics.

About Clearwater Analytics

Clearwater Analytics (NYSE: CWAN), a global, industry-leading SaaS solution, automates the entire investment lifecycle. With a single instance, multi-tenant architecture, Clearwater offers award-winning investment portfolio planning, performance reporting, data aggregation, reconciliation, accounting, compliance, risk, and order management. Each day, leading insurers, asset managers, corporations, and governments use Clearwater’s trusted data to drive efficient, scalable investing on more than $6.4 trillion in assets spanning traditional and alternative asset types.

Investor Contact:

Joon Park | +1 415-906-9242 | investors@clearwaternanalytics.com

Media Contact:

Claudia Cahill | +1 703-728-1221 | press@clearwateranalytics.com